UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39649 (Commission File Number)	27-2654848 (I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 600 Greenwood Village, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code: (303) 726-9662

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 28, 2022, KPMG LLP (“KPMG”) notified Gatos Silver, Inc. (the “Company,” “we,” “us” or “our”) that it resigned as the Company’s independent registered public accounting firm. The audit committee of our board of directors accepted KPMG’s resignation.

KPMG’s resignation was prompted by its conclusion that KPMG is unable to serve as our principal auditor for the year-ended December 31, 2021 due to the previously announced changes in the composition and location of our executive team and its understanding of the Organization of Chartered Professional Accountants of British Columbia Bylaws, which it concluded would require KPMG to be licensed in British Columbia.

KPMG’s audit reports on our consolidated financial statements for the years ended December 31, 2020 and 2019 do not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. As previously disclosed, we are evaluating the impact on prior period financial statements of the circumstances pertaining to the previously announced determination that our mineral reserve report can no longer be relied upon.

During the two most recent fiscal years and the subsequent interim period preceding KPMG’s resignation, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report, or (ii) “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K. As previously disclosed, the Company is continuing to evaluate material weaknesses in its internal controls over financial reporting and the Company expects that it will determine that at least one material weakness exists. The Company is still evaluating the extent of this and other potential material weaknesses.

We provided KPMG with a copy of the disclosures that we are making in this Current Report on Form 8-K. We have requested that KPMG furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made herein, a copy of which is attached as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: September 30, 2022	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer